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                                                                Agency Agreement

                                         Perpetual Trustees Consolidated Limited
                                                                       (Trustee)

                                                      Crusade Management Limited
                                                                       (Manager)

                                            Deutsche Bank Trust Company Americas
                                                        (Principal Paying Agent)

                                            Deutsche Bank Trust Company Americas
                                                                  (Note Trustee)

                                            Deutsche Bank Trust Company Americas
                                                             (Calculation Agent)

                                            Deutsche Bank Trust Company Americas
                                                                (Note Registrar)

                                              Crusade Global Trust No. 1 of 2004

                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2004

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Agency Agreement                                          Allens Arthur Robinson
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Table of Contents

1.  Definitions and Interpretation                                             4
    1.1   Definitions                                                          4
    1.2   Note Trust Deed definitions                                          5
    1.3   Interpretation                                                       5
    1.4   Document or agreement                                                5
    1.5   Transaction Document                                                 5
    1.6   Trustee as trustee                                                   5

2.  Appointment of Paying Agents                                               6

3.  Payment                                                                    6
    3.1   Payment by Trustee                                                   6
    3.2   Confirmation                                                         6
    3.3   Payments by Paying Agents                                            7
    3.4   Method of Payment - Book-Entry Notes                                 7
    3.5   Method of payment - Definitive Notes                                 7
    3.6   Late payment                                                         7
    3.7   Notice of non-receipt                                                7
    3.8   Reimbursement                                                        8
    3.9   Method of payment                                                    8
    3.10  No fee                                                               8
    3.11  Trust                                                                8

4.  Repayment                                                                  9

5.  Appointment of the Calculation Agent                                       9

6.  Duties of the Calculation Agent                                            9

7.  Note Trustee                                                              10

8.  Early Redemption of Notes                                                 11

9.  Pro Rata Redemption, Purchases and Cancellation of Notes                  12

10. Notices to Noteholders                                                    13

11. Documents and Forms                                                       13

12. Authentication                                                            13

13. Indemnity                                                                 13

14. The Note Register                                                         14
    14.1  Appointment of Note Registrar                                       14
    14.2  Details to be kept on the Note Register                             15
    14.3  Payments of Principal and Interest                                  15
    14.4  Place of keeping Register, copies and access                        15
    14.5  Details on Note Register conclusive                                 16
    14.6  Alteration of details on Note Register                              16
    14.7  Rectification of Note Register                                      16


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    14.8  Correctness of Note Register                                        17

15. Changes of Note Registrar                                                 17
    15.1  Removal                                                             17
    15.2  Resignation                                                         17
    15.3  Limitation                                                          17

16. General                                                                   17
    16.1  Communications to Class A-1 Noteholders                             17
    16.2  Agency                                                              18
    16.3  Identity                                                            18
    16.4  No set-off                                                          18
    16.5  Reliance                                                            18
    16.6  Entitled to deal                                                    19
    16.7  Consultation                                                        19
    16.8  Duties                                                              19
    16.9  Income Tax Returns                                                  19
    16.10 Obligations of Note Parties                                         19

17. Changes in Paying Agents and Calculation Agent                            19
    17.1  Removal                                                             19
    17.2  Resignation                                                         20
    17.3  Limitation                                                          20
    17.4  Delivery of amounts                                                 21
    17.5  Successor to Principal Paying Agent                                 21
    17.6  Successor to Calculation Agent                                      22
    17.7  Successor to Note Registrar                                         22
    17.8  Notice to Class A-1 Noteholders                                     23
    17.9  Change in Paying Office or Specified Office                         23

18. Fees and Expenses                                                         24

19. Waivers, Remedies Cumulative                                              25

20. Severability of Provisions                                                25

21. Assignments                                                               25

22. Notices                                                                   25
    22.1  General                                                             25
    22.2  Details                                                             26
    22.3  Communication through Principal Paying Agent                        27

23. Limited Recourse                                                          27
    23.1  General                                                             27
    23.2  Liability of Trustee limited to its right to indemnity              28
    23.3  Unrestricted remedies                                               29
    23.4  Restricted remedies                                                 29

24. Counterparts                                                              29

25. Governing Law                                                             29

26. Successor Trustee                                                         29


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Agency Agreement                                          Allens Arthur Robinson
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Date                                                    2004
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Parties
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      1.    Perpetual Trustees Consolidated Limited (ABN 81 004 029 841)
            incorporated in Australia and registered in Victoria of Level 7, 9 Castlereagh Street, Sydney, New South Wales 2000 in its capacity as trustee of the Crusade Global Trust No. 1 of 2004 (the Trustee);

      2. Crusade Management Limited (ABN 90 072 715 916) incorporated in Australia and registered in New South Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217, as Manager in relation to the Crusade Global Trust No. 1 of 2004 (the Manager);

      3. Deutsche Bank Trust Company Americas acting through its office at 1761 East St. Andrew Place, Santa Ana, California 92705-4934 as principal paying agent for the Notes described below (the Principal Paying Agent, which expression shall, wherever the context requires, include any successor principal paying agent from time to time and, except where the context otherwise requires, the Principal Paying Agent and any additional paying agent or paying agents are Paying Agents);

      4. Deutsche Bank Trust Company Americas acting through its office at 1761 East St. Andrew Place, Santa Ana, California 92705-4934 as trustee for the Class A-1 Noteholders (the Note Trustee, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed);

      5. Deutsche Bank Trust Company Americas acting through its office at 1761 East St. Andrew Place, Santa Ana, California 92705-4934 as reference agent in relation to the Notes described below (the Calculation Agent) which expression shall, whenever the context requires, include any successor reference agent from time to time); and

      6. Deutsche Bank Trust Company Americas acting through its office at 1761 East St. Andrew Place, Santa Ana, California 92705-4934 as note registrar in relation to the Class A-1 Notes described below (the Note Registrar) which expression shall, whenever the context requires, include any successor note registrar from time to time.

Recitals
-----------

      A The Trustee proposes to issue US$1,000,000,000 of Class A-1 mortgage backed pass through floating rate Notes (the Class A-1 Notes) each with a Final Maturity Date falling in January 2035 and A$[532,300,000] of mortgage backed pass through floating rates Notes comprising $[500,000,000] Class A-2 Notes, A$ [28,000,000] Class B
            Notes and $[4,300,000] Class C Notes (together the $A Notes) each with a Final Maturity Date falling in January 2035.


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Agency Agreement                                          Allens Arthur Robinson
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      B     The Class A-1 Notes will be represented initially by one or more
            Book-Entry Notes (the Book-Entry Notes).

      C The Class A-1 Notes, upon original issue, will be issued in the form of typewritten Book-Entry Notes representing the Book-Entry Notes. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Book-Entry Notes to the Principal Paying Agent, as agent for the Clearing Agency. The Book-Entry Notes shall initially be registered on the Note Register in the name of the Common Depository, as nominee of the Clearing Agency, and no Class A-1 Note Owner will receive a Definitive Note representing such Class A-1 Note Owner's interest in such Class A-1 Note, except as provided in the Note Trust Deed.

      D The Class A-1 Notes will be constituted by the Note Trust Deed, the Supplementary Terms Notice and the Master Trust Deed.

      E The Class A-1 Notes will be secured on the terms of the Security Trust Deed.

      F The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Class A-1 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

      G The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the Class A-1 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

      H The Trustee wishes to appoint the Note Registrar in respect of the Class A-1 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

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IT IS AGREED as follows.

1.    Definitions and Interpretation

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1.1   Definitions

      The following definitions apply unless the context requires otherwise.

      Master Trust Deed means the Master Trust Deed for the Crusade Euro Trusts dated 14 March 1998 between the Trustee as trustee, St.George Bank Limited and the Manager.

      Notice of Creation of Trust means the Notice of Creation of Trust dated 31 December 2003 issued under the Master Trust Deed in relation to the Trust.

      Paying Office means, in relation to a Paying Agent, the office of the Paying Agent specified in the Class A-1 Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the Class A-1 Notes will be made as changed from time to time in accordance with this agreement.

      Supplementary Terms Notice means the Supplementary Terms Notice dated on or about the date of this agreement relating to the Trust.


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      Specified Office means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement, and initially means its office at 1761 East St. Andrew Place, Santa Ana, California 92705-4934 (ATTN: Trust Administration ST0401).

      Trust means the trust known as the Crusade Global Trust No. 1 of 2004 established under the Notice of Creation of Trust, the Master Trust Deed and the Supplementary Terms Notice.

1.2   Note Trust Deed definitions

      Words and expressions which are defined in the Note Trust Deed (including by reference to another agreement and including the Conditions) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

1.3   Interpretation

      Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

      (a) a reference to an asset includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset; and

      (b) a reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.4   Document or agreement

      A reference to:

      (a) an agreement includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

      (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

      A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5   Transaction Document

      This agreement is a Transaction Document for the purposes of the Master Trust Deed.

1.6   Trustee as trustee

      (a)   In this agreement, except where provided to the contrary:

            (i) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

            (ii) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in sub-paragraph (i) above.


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      (b)   The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed).

2.    Appointment of Paying Agents

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      (a)   Subject to the terms of this agreement, the Trustee (acting on the direction of the Manager) appoints the Principal Paying Agent as its principal paying agent, and each other Paying Agent as its paying agent, for making payments in respect of the Class A-1 Notes in accordance with the Transaction Documents and the Conditions at their respective Paying Offices. The Principal Paying Agent, and each other Paying Agent appointed under this agreement accepts that appointment.

      (b) Except in clause 17 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its Paying Office.

      (c) If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this agreement shall be several and not joint.

      It is acknowledged and agreed that:

            (i) each of the Principal Paying Agent and the other Paying Agents is the agent of the Trustee in its capacity as trustee of the Trust only; and

            (ii) despite anything else in this agreement, any other Transaction Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Principal Paying Agent or any other Paying Agent except to the extent of losses, costs, claims or damages caused by the fraud, negligence or Default of the Trustee.

3.    Payment

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3.1   Payment by Trustee

      The Trustee shall, with the assistance of and, at the direction of the Manager, not later than 11:00 am (New York time) on each Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.9) the amount in US$ as may be required (after taking account of any cash then held by the Principal Paying Agent and available for the purpose) to be made on each Class A-1 Note on that Payment Date under the Supplementary Terms Notice and the Conditions.

3.2   Confirmation

      Not later than 4:00 pm (Sydney time) on each Determination Date, the Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal payable in respect of the Class A-1 Notes on the Payment Date following that Determination Date. The Trustee or if required by the Trustee, the Manager on its behalf shall also forward to the Principal Paying Agent at that time confirmation that all amounts required to be paid to the Currency Swap Provider under any Confirmation relating to the Class A-1 Notes on the Payment Date following that Determination Date will be made unconditionally.

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Agency Agreement                                          Allens Arthur Robinson
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3.3   Payments by Paying Agents

      Subject to payment being duly made as provided in clause 3.1 (or to the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying Agents shall pay or cause to be paid on behalf of the Trustee on each Payment Date the relevant amounts of principal and interest due in respect of the Class A-1 Notes in accordance with the Supplementary Terms Notice and the Conditions.

3.4   Method of Payment - Book-Entry Notes

      The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due in respect of Class A-1 Notes represented by a Book-Entry Note to be made to the Common Depository for credit to the account of the persons appearing from time to time in the records of the Common Depository as account holder with respect to the Book-Entry Note.

3.5   Method of payment - Definitive Notes

      Payments of principal or interest on the Definitive Notes, if any, shall be made in accordance with the Conditions and the Supplementary Terms Notice.

3.6   Late payment

      (a) If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying Agent shall make payments required to be made by it in respect of the Class A-1 Notes as provided in this clause 3. However, unless and until the full amount of any payment in respect of the Class A-1 Notes required to be made under the Transaction Documents has been made under clause 3.1 to or to the order of the Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3 except to the extent that non-payment is caused by fraud, wilful misconduct, negligence or bad faith on the part of that Paying Agent or of any of its directors, officers, employees or servants.

      (b) If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any Class A-1
            Note in accordance with the Supplementary Terms Notice and the Conditions, but receives the full amount later, it shall:

            (i) forthwith upon full receipt notify the other Paying Agents (if any), the Trustee, the Note Trustee, the Security Trustee and the Manager; and

            (ii) as soon as practicable after such full receipt give due notice, in accordance with Condition 12 (unless the Note Trustee agrees otherwise), to the Class A-1 Noteholders that it has received the full amount.

3.7   Notice of non-receipt

      The Principal Paying Agent shall immediately notify by facsimile (if appropriate) the other Paying Agents (if any), the Note Trustee, the Trustee, the Security Trustee, the Currency Swap Provider and the Manager if the full amount of any payment of principal or interest required to be made by the Supplementary Terms Notice and Conditions in respect of the Class A-1 Notes is not unconditionally received by it or to its order in accordance with this agreement.


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Agency Agreement                                          Allens Arthur Robinson
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3.8   Reimbursement

      The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying Agents (if any) for payments of principal and interest properly made by that Paying Agent in accordance with the Supplementary Terms Notice, the Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal Paying Agent, the other Paying Agents (if any) and payment to the Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

3.9   Method of payment

      (a) All sums payable by the Trustee to the Principal Paying Agent under this agreement shall, unless otherwise provided by and subject to the Currency Swap, be paid by the Currency Swap Provider on behalf of the Trustee in US$ to the account, with the bank outside Australia as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held in an account for payment to the Class A-1 Noteholders, as the case may be, and, failing that payment within the designated periods of prescription specified in Condition 8, or upon the bankruptcy, insolvency, winding up or liquidation of the Principal Paying Agent or default being made by the Principal Paying Agent in the payment of any amounts in respect of principal or interest in accordance with this agreement, on trust for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee that trust shall terminate and all liabilities of the Principal Paying Agent with respect to those moneys shall cease. The Principal Paying Agent shall, promptly after each Payment Date, confirm to the Trustee that the Principal Paying Agent has paid the relevant amount to the Common Depository.

      (b) Subject to the terms of this agreement, the Principal Paying Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the separate account referred to in paragraph
            (a) and it need not segregate such sums from other amounts held by it.

3.10  No fee

      Subject to clause 18, no Paying Agent will charge any commission or fee in relation to any payment under this agreement.

3.11  Trust

      The Principal Paying Agent shall hold in trust for the Note Trustee and the Class A-1 Noteholders all sums held by it for the payment of principal and interest with respect to the Class A-1 Notes until all relevant sums are paid to the Note Trustee or the Class A-1 Noteholders or otherwise disposed of in accordance with the Note Trust Deed.


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Agency Agreement                                          Allens Arthur Robinson
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4.    Repayment

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      (a)   Immediately on any entitlement to receive principal or interest under any Class A-1 Note becoming void under the Conditions, the Principal Paying Agent shall repay to the Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rata as to the amount and time) to the extent already paid under clause 18.

      (b) Despite paragraph (a) the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Note Trustee by the Trustee remain unpaid.

5.    Appointment of the Calculation Agent

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      (a)   The Trustee (acting on the direction of the Manager) appoints the
            Calculation Agent as its reference agent in respect of the Class A-1 Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

      (b)   It is acknowledged and agreed that:

            (i) the Calculation Agent is the agent of the Trustee in its capacity as trustee of the Trust only; and

            (ii) despite anything else in this agreement, any other Transaction Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Calculation Agent except to the extent of losses, costs, claims or damages caused by the fraud, negligence or Default of the Trustee.

6.    Duties of the Calculation Agent

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      (a)   The Calculation Agent shall, in relation to the Class A-1 Notes, until their final maturity or such earlier date on which the Class A-1 Notes are due and payable in full and in either case until the Trustee has paid all amounts in relation to the Class A-1 Notes to the Principal Paying Agent or, if applicable, the Note Trustee:

            (i) perform such duties at its Specified Office as are set forth in this agreement and in the Conditions and any other duties which are reasonably incidental at the request of the Trustee, the Manager, the Note Trustee or the Principal Paying Agent;

            (ii) determine LIBOR for each Interest Period, and calculate the relevant Interest and Interest Rate on Class A-1 Notes, in the manner set out in Condition 4 and confirm with the Currency Swap Provider that the LIBOR determined under this agreement is the same as LIBOR determined by the Currency Swap Provider under the Currency Swap;

            (iii) notify the Trustee, the Manager, the Note Trustee and the
                  Paying Agents by facsimile transmission on or as soon as possible after the first day of that Interest


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                  Period, of the Interest Rate and the Interest so determined by it in relation to that Interest Period, specifying to the Trustee and the Manager the rates upon which they are based and (where relevant) the names of the banks quoting those rates; and

            (iv) cause the Interest and Interest Rates applicable to the Class A-1 Notes for each Interest Period together with the relevant Payment Date, to be published (at the expense of the Trustee) in accordance with the provisions of Conditions 4 and 12, on or as soon as possible after the commencement of the relevant Interest Period, provided that the Trustee and the Manager and the Note Trustee shall co-operate with the Calculation Agent in order to effect that publication.

      (b) The Interest, Interest Rate and relevant Payment Date published under sub-paragraph (iv) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Class A-1 Noteholders in the event of a shortening of the Interest Period.

      (c) If the Calculation Agent at any time and for any reason does not determine the Interest Rate or calculate the Interest for the Class A-1 Notes, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Manager shall apply the provisions of this clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall deem fair and reasonable in all the circumstances.

      (d) If the Manager does not at any time and for any reason determine a Principal Payment, the Invested Amount or the Stated Amount applicable to Class A-1 Notes in accordance with the Transaction Documents, the Principal Payment, Invested Amount and the Stated Amount shall be determined by the Calculation Agent in accordance with the Transaction Documents (but based solely on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Manager. The Calculation Agent may appoint any person as its agent for the purpose of making any such calculation or determination.

7.    Note Trustee

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      (a)   At any time after an Event of Default has occurred in relation to a
            Class A-1 Note or at any time after Definitive Notes have not been issued when required in accordance with the provisions of the Transaction Documents, the Note Trustee may:

            (i) by notice in writing to the Trustee, the Manager, the Calculation Agent, the Principal Paying Agent and any other Paying Agents require the Principal Paying Agent, the other Paying Agents and the Calculation Agent either:

                  (A)

                        (1) to act as Principal Paying Agent, Paying Agents and Calculation Agent, respectively, of the Note Trustee on the terms of this agreement in relation to payments to be made by or on behalf of the Trustee under the terms of the Note Trust Deed, except that


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                              the Note Trustee's liability under any provisions
                              of this agreement for the indemnification of the Calculation Agent and the Paying Agents shall be limited to any amount for the time being held by the Note Trustee on the trusts of the Note Trust Deed and which is available to be applied by the Note Trustee for that purpose; and

                        (2) to hold all Definitive Notes and all amounts, documents and records held by them in respect of the Class A-1 Notes on behalf of the Note Trustee; or

                  (B) to deliver up all Definitive Notes, and all amounts, documents and records held by them in respect of the Class A-1 Notes, to the Note Trustee or as the Note Trustee directs in that notice, other than any documents or records which the Calculation Agent or Paying Agent (as the case may be) is obliged not to release by any law or regulation; and

            (ii) by notice in writing to the Trustee require it to make (or arrange to be made) all subsequent payments in respect of the Class A-1 Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn clause 2.3 of the Note Trust Deed shall not apply.

      (b) The payment by the Trustee of its payment obligations on each Payment Date under the Supplementary Terms Notice and the Conditions to the Note Trustee in accordance with this paragraph (b) shall be a good discharge to the Trustee and the Trustee shall not be liable for any act or omission or default of the Note Trustee during the period it is required to make payment to the Note Trustee under this paragraph (b).

      (c) The Note Trustee shall forthwith upon request give notice to the Manager, the Trustee, the Security Trustee, the Calculation Agent and the Principal Paying Agent of any change in the Authorised Signatories of the Note Trustee.

8.    Early Redemption of Notes

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      (a)   If the Trustee intends to redeem all (but not some only) of the
            Class A-1 Notes prior to its Final Maturity Date pursuant to Condition 5(j) (which it may only do at the direction of the Manager), the Manager shall give not less than 5 days' prior notice to the Principal Paying Agent and the Note Trustee before giving the requisite period of notice to the Class A-1 Noteholders in accordance with Condition 5(i) or 5(j) and stating the date on which the Class A-1 Notes are to be redeemed.

      (b) The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

            (i) notify the Common Depository of the proposed redemption, specifying:

                  (A) the aggregate Invested Amount or Stated Amount (as the case may be) of the Class A-1 Notes to be redeemed;


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                  (B)   the amount of principal to be repaid in relation to the
                        Class A-1 Notes; and

                  (C) the date on which the Class A-1 Notes are to be redeemed; and

            (ii) promptly and in accordance with the relevant Conditions on behalf of and at the expense of the Trustee publish the notices required in connection with that redemption.

9.    Pro Rata Redemption, Purchases and Cancellation of Notes

--------------------------------------------------------------------------------

      (a) If the Trustee is required to redeem some (but not all) of the Class A-1 Notes prior to its Final Maturity Date pursuant to Condition 5(a) the Manager shall on each Determination Date give prior notice to the Calculation Agent, the Principal Paying Agent and the Note Trustee, as provided in Condition 5.

      (b) On receipt of a notice under paragraph (a), the Principal Paying Agent shall notify the Common Depository of the proposed redemption, specifying in each case the aggregate principal amount of the Class A-1 Notes to be redeemed and the date on which such Class A-1 Notes are to be redeemed.

      (c) The Manager shall, on (or as soon as practicable after) each Quarterly Determination Date in respect of the Class A-1 Notes, calculate:

            (i) the amount of principal to be repaid in respect of the Class A-1 Notes due on the Payment Date next following that Determination Date;

            (ii) the Stated Amount and Invested Amount of the Class A-1 Note on the first day of the next following Interest Period (after deducting any principal due to be made on the next Payment
                  Date); and

            (iii) the Class A-1 Bond Factor on each Quarterly Determination Date in respect of the Collection Period ending before that Quarterly Determination Date, and shall forthwith notify or cause to be notified to the Trustee, the Calculation Agent, the Note Trustee and the Principal Paying Agent of each of those determinations in accordance with the Supplementary Terms Notice. On receipt of that notice, the Principal Paying Agent shall give a copy of that notice to the Common Depository in accordance with the requirements of the Note Depository Agreement.

      (d) The Manager will immediately cause details of each determination under paragraph (c) to be published in accordance with Condition 12 by one Business Day before the relevant Payment Date.

      (e) If no principal is due to be repaid on the Class A-1 Notes on any Payment Date, the Manager shall give notice or shall cause a notice to this effect to be given to the Class A-1 Noteholders in accordance with Condition 12.

      (f) If the Class A-1 Notes are redeemed in whole or in part in accordance with the Conditions and the Transaction Documents, the Principal Paying Agent will, if any Book-Entry Notes are still outstanding in relation to that Class, cause the Note Registrar to record all relevant


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            details in the Note Register. The Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and, if the Principal Paying Agent is not also the Note Trustee, the Note Trustee a certificate setting out the aggregate Invested Amount and Stated Amount of Class A-1 Notes which have been redeemed or the aggregate Invested Amount and Stated Amount of Class A-1 Notes which have been purchased. If the Invested Amount of a Book-Entry Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Book-Entry Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee and the Manager.

10.   Notices to Noteholders

--------------------------------------------------------------------------------

      (a) Subject to clause 23 at the expense of the Trustee, the Principal Paying Agent shall arrange for the publication of all notices to Class A-1 Noteholders in accordance with the Conditions.

      (b) The Principal Paying Agent shall, if the Principal Paying Agent is not also the Note Trustee, promptly send to the Note Trustee one copy of the form of every notice given to Class A-1 Noteholders in accordance with the Conditions.

11.   Documents and Forms

--------------------------------------------------------------------------------

      (a) The Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent sufficient copies of all documents required by the Conditions or the Note Trust Deed to be available to the Class A-1 Noteholders for issue or inspection (including the Note Trust Deed, the Master Trust Deed and the Supplementary Terms Notice).

      (b) The Manager and the Trustee shall provide to the Calculation Agent such documents as the Calculation Agent may reasonably require from the Manager or the Trustee (and in the case of the Trustee only those documents that are in the Trustee's possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the Class A-1Notes.

12.   Authentication

--------------------------------------------------------------------------------

      The Principal Paying Agent upon written direction of the Manager shall authenticate or cause to be authenticated the Book-Entry Notes and (if required) the Definitive Notes (whether on initial issue or on replacement).

13.   Indemnity

--------------------------------------------------------------------------------

      (a) Subject to paragraph (b) and clause 23, the Trustee shall indemnify each Paying Agent, the Note Registrar and the Calculation Agent against any loss, damages, proceeding, liability, cost, claim, action, demand or expense (in this clause 13, each, an Expense) which the Paying Agent, the Note Registrar or the Calculation Agent, as the case may be, may incur or which may be made against the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be), as a result of or in connection with the Paying Agent's, the Note Registrar's or the Calculation Agent's, as the case may be, appointment or the proper exercise of the Paying Agent's, the Note


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            Registrar's or the Calculation Agent's, as the case may be, powers and proper performance of the Paying Agent's, the Note Registrar's or the Calculation Agent's, as the case may be, duties under this agreement, notwithstanding the resignation or removal of that Paying Agent, the Note Registrar's or the Calculation Agent in accordance with clause 17 (including any liability in respect of payment of a cheque drawn by that Paying Agent or Calculation Agent (as the case may be) where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

      (b) The indemnity in paragraph (a) applies to any Expense of a Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) only:

            (i) to the extent the Expense does not result from the breach by the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) of the terms of this agreement or which breach arises out of the Paying Agent's, the Note Registrar's or the Calculation Agent's (as the case may be) own fraud, wilful misconduct, negligence or bad faith or that of its directors, officers or employees or servants;

            (ii) if the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) gives notice of the Expense to the Trustee and the Manager promptly upon the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) becoming aware of the Expense; and

            (iii) if and whenever the Trustee or the Manager so requires, the
                  Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) takes any actions or proceedings under the control and at the expense of the Trustee as the Trustee may reasonably require to avoid, resist or compromise that Expense.

      (c) Each of the Calculation Agent, the Note Registrar and the Paying Agents severally indemnifies the Trustee and the Manager against any Expense which the Trustee or the Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation Agent, the Note Registrar or the Paying Agent (as the case may be) of the terms of this agreement or its own fraud, wilful misconduct, negligence or bad faith or that of its directors, officers or employees or servants, including any failure to obtain and maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

14.   The Note Register

--------------------------------------------------------------------------------

14.1  Appointment of Note Registrar

      The Trustee appoints Deutsche Bank Trust Company Americas to be the initial Note Registrar. Deutsche Bank Trust Company Americas accepts that appointment.


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14.2  Details to be kept on the Note Register

      The Note Registrar shall keep the Note Register with respect to the Trust in accordance with the terms of this agreement and Note Trust Deed, on which shall be entered the following information relating to the Trust:

      (a)   (name) the name of the Trust;

      (b)   (creation) the date of the creation of the Trust;

      (c) (Issue Dates) the Issue Dates for Class A-1 Notes issued in relation to the Trust;

      (d) (Initial Invested Amount) the total Initial Invested Amount of Class A-1 Notes issued on each such Issue Date;

      (e) (Invested Amount) the Invested Amount of each Class A-1 Note from time to time;

      (f) (Stated Amount) the Stated Amount of each Class A-1 Note from time to time;

      (g)   (Series) details of relevant Classes of Class A-1 Notes;

      (h) (details of Noteholders) the name and address of each Class A-1 Noteholder;

      (i) (number of Notes) the number of Class A-1 Notes held by each Class A-1 Noteholder;

      (j) (date of entry) the date on which a person was entered as the holder of Class A-1 Notes;

      (k) (date of cessation) the date on which a person ceased to be a Class A-1 Noteholder;

      (l) (account) the account to which any payments due to a Class A-1 Noteholder are to be made (if applicable);

      (m) (payments) a record of each payment in respect of the Class A-1 Notes; and

      (n)   (additional information) such other information as:

            (i)   is required by the Supplementary Terms Notice;

            (ii)  the Note Registrar considers necessary or desirable; or

            (iii) the Manager or the Trustee reasonably requires in writing with respect to Class A-1 Notes.

14.3  Payments of Principal and Interest

      (a) Any payment of principal or interest on any Class A-1 Note shall be endorsed by the Note Registrar on the Note Register. In the case of payments of principal, the Invested Amount of the Class A-1 Notes shall be reduced for all purposes by the amount so paid and endorsed on the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

      (b) If the amount of principal or interest (as the case may be) due for payment on any Class A-1 Note is not paid in full (including Carryover Charge Offs and by reason of a deduction or withholding) the Note Registrar shall endorse a record of that shortfall on the Note Register.

14.4  Place of keeping Register, copies and access

      The Note Register shall be:


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      (a)   (place kept) kept at the office of the Note Registrar at 1761 East
            St. St Andrew Place, Santa Ana, California 92705-4934 or at such place as the Trustee, the Manager and the Note Registrar may agree;

      (b) (access to Manager and Auditor) open to the Trustee, the Manager, the Note Trustee and the Auditor of the Trust to inspect during normal business hours;

      (c) (inspection by Class A-1 Noteholders) open for inspection by the Note Trustee or a Class A-1 Noteholder during normal business hours but, in the case of a Class A-1 Noteholder, only in respect of information relating to that Class A-1 Noteholder; and

      (d) (not for copying) not available to be copied by any person (other than the Trustee, the Manager or the Note Trustee) except in compliance with such terms and conditions (if any) as the Manager, the Trustee and the Note Registrar in their absolute discretion nominate from time to time.

14.5  Details on Note Register conclusive

      (a) (Reliance on Register) The Trustee shall be entitled to rely on the Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Note Register.

      (b) (No trusts etc) The Note Registrar shall not be obliged to enter on the Note Register notice of any trust, Security Interest or other interest whatsoever in respect of any Class A-1 Notes and the Trustee shall be entitled to recognise a Class A-1 Noteholder as the absolute owner of Class A-1 Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any Class A-1 Notes unless ordered by a court or required by statute.

14.6  Alteration of details on Note Register

      On the Note Registrar being notified of any change of name or address or payment or other details of a Class A-1 Noteholder by the Class A-1 Noteholder, the Note Registrar shall alter the Note Register accordingly.

14.7  Rectification of Note Register

      If:

      (a)   an entry is omitted from the Note Register;

      (b) an entry is made in the Note Register otherwise than in accordance with this deed;

      (c)   an entry wrongly exists in the Note Register;

      (d)   there is an error or defect in any entry in the Note Register; or

      (e) default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of Class A-1 Notes,

      the Note Registrar may rectify the same.


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14.8  Correctness of Note Register

      The Note Registrar shall not be liable for any mistake, error or omission on the Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud, negligence or wilful default.

15.   Changes of Note Registrar

--------------------------------------------------------------------------------

15.1  Removal

      The Trustee (or the Manager on its behalf after advising the Trustee) may terminate the appointment of the Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

15.2  Resignation

      Subject to this clause 15 the Note Registrar may resign its appointment at any time by giving to the Trustee, the Manager and the Note Registrar not less than 60 days written notice to that effect.

15.3  Limitation

      Despite clauses 15.1 and 15.2:

      (a) no resignation by or termination of the appointment of the Note Registrar shall take effect until a new Note Registrar approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

      (b) the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note Registrar.

16.   General

--------------------------------------------------------------------------------

16.1  Communications to Class A-1 Noteholders

      The Principal Paying Agent shall, upon receipt from the Trustee, Manager, Security Trustee or Note Trustee of any communication to be delivered to Class A-1 Noteholders or Class A-1 Note Owners, including any communications pursuant to clauses 3.3, 7.1, 18(a), 22.1 or 23.2 of the Note Trust Deed or any other solicitation of notice from or consent of the Class A-1 Noteholders or Class A-1 Note Owners pursuant to or relating to the Note Trust Deed or this agreement, forward such communications to the Class A-1 Noteholders, along with instructions that the responses relating to such communications be returned to the Principal Paying Agent. Such communication shall include the date upon which the response to such solicitation shall be delivered (the Response Date). The Principal Paying Agent shall treat any Class A-1 Noteholder who has not delivered its response as of the Response Date as having withheld its consent to the proposed action. The Principal Paying Agent shall notify the Trustee, Manager and Note Trustee of the results of any such solicitations of consent.


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16.2  Agency

      Subject to any other provision of this agreement, each of the Paying Agents, the Calculation Agent and the Note Registrar (each a Note Party) shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Class A-1 Notes and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

16.3  Identity

      Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

      (a) who is, while a Book-Entry Note remains outstanding, the registered owner of that Book-Entry Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the Common Depository as the holder of any Class A-1 Note represented by a Book-Entry Note shall be entitled to receive from the registered owner of that Book-Entry Note any payment so made in accordance with the respective rules and procedures of the Common Depository and on the terms and subject to the conditions of that Book-Entry Note;

      (b) who is the registered owner of any relevant Definitive Note, as the absolute owner or owners of that Definitive Note, (whether or not that Definitive Note, is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

      (c) who, when a Book-Entry Note in respect of any Class A-1 Note is no longer outstanding but Definitive Notes in respect of the Class of Class A-1 Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant Class A-1 Noteholders, and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

16.4  No set-off

      No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the Class A-1 Notes in respect of moneys payable by it under this agreement.

16.5  Reliance

      Each of the Calculation Agent, the Note Registrar and the Paying Agent(s) shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Manager or in reliance upon any Class A-1 Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.


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16.6  Entitled to deal

      A Note Party shall not be precluded from acquiring, holding or dealing in any Class A-1 Notes or from engaging or being interested in any contract or other financial or other transaction with the Trustee, the Manager or the Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever (other than fraud, wilful misconduct, negligence or bad faith) shall any Note Party be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the Class A-1 Notes for any profit made or fees or commissions received in connection with this agreement or any Class A-1 Notes.

16.7  Consultation

      Each Note Party may, with the consent of the Trustee and the Manager (such consent not to be unreasonably withheld), consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the Manager or the relevant Paying Agent or the Calculation Agent.

16.8  Duties

      Each Note Party shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the Conditions and in the Class A-1 Notes, and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement, the Class A-1 Notes against any Note Party. A Note Party shall not be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

16.9  Income Tax Returns

      The Principal Paying Agent shall, subject always to compliance with mandatory provisions of law, deliver to each Class A-1 Noteholder such information as may be reasonably required to enable such Class A-1 Noteholder to prepare its federal and state income tax returns.

16.10 Obligations of Note Parties

      Each Note Party represents and warrants that it is duly qualified to assume its obligations under this agreement and has obtained all necessary approvals required to perform its obligations under this agreement.

17.   Changes in Paying Agents and Calculation Agent

--------------------------------------------------------------------------------

17.1  Removal

      The Trustee (or the Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

      (a)   with the prior written approval of the Note Trustee appoint:

            (i)   additional or alternative Paying Agents; or

            (ii)  an alternative Calculation Agent;


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      (b)   subject to this clause 17, terminate the appointment of any Paying
            Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Note Trustee, the Calculation Agent (if its appointment is to be terminated), the Principal Paying Agent and (if different) the Paying Agent whose appointment is to be terminated:

            (i) with effect immediately on that notice, if any of the following occurs in relation to the Paying Agent or Calculation Agent (as the case may be):

                  (A) an Insolvency Event has occurred in relation to the Paying Agent or Calculation Agent;

                  (B) the Paying Agent or Calculation Agent has ceased its business;

                  (C) the Paying Agent or Calculation Agent fails to comply with any of its obligations under this agreement and, if capable of remedy, such failure is not remedied within five days after the earlier of (x) the Paying Agent or the Calculation Agent, as the case may be, having become aware of that failure and (y) the receipt by the Paying Agent or the Calculation Agent, as the case may be, of written notice with respect thereto from the Trustee or Manager; or

            (ii) otherwise, with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed) with effect not less than 60 days' from that notice, which date shall be not less than 30 days before nor 30 days after any due date for payment of any Class A-1 Notes.

17.2  Resignation

      Subject to this clause 17, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the Trustee, the Manager, each Designated Rating Agency and (where a Paying Agent is resigning and the Paying Agent is not the Principal Paying Agent) the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any Class A-1 Notes.

17.3  Limitation

      Despite clauses 17.1 and 17.2:

      (a) no resignation by or termination of the appointment of the Principal Paying Agent shall take effect until a new Principal Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

      (b) subject to clause 17.3(a), if any Paying Agent or the Calculation Agent resigns in accordance with clause 17.2, but by the day falling 15 days before the expiry of any notice under clause 17.2 the Trustee or the Manager has not appointed a new Paying Agent or Calculation Agent then the relevant Paying Agent or Calculation Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);


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      (c)   no resignation by or termination of the appointment of any Paying
            Agent shall take effect if as a result of that resignation or termination there would cease to be a Paying Agent which has a Paying Office in New York City, California or such other jurisdiction as the Paying Agent, the Manager and the Trustee may agree from time to time;

      (d) no appointment or termination of the appointment of any Paying Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the Class A-1 Noteholders in accordance with the Conditions;

      (e) no resignation by or termination of the appointment of the Calculation Agent shall take effect until a new Calculation Agent having its Specified Office in New York City, California or such other jurisdiction as the Calculation Agent, the Manager and the Trustee may agree from time to time has been appointed; and

      (f) the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which shall be, in the case of an appointment under clause 17.1(a) or a termination under clause 17.1(b)(ii), at the cost of the relevant Paying Agent).

      In addition, the Trustee shall forthwith appoint a Paying Agent in New York City in the circumstances described in Condition 6(b) in any Note (if there is no such Paying Agent at the time) and while such circumstances subsist maintain such a Paying Agent. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given in accordance with Condition 12.

17.4  Delivery of amounts

      If the appointment of the Principal Paying Agent terminates, the Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Class A-1 Note and shall deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive Notes) held by it.

17.5  Successor to Principal Paying Agent

      (a) On the execution by the Trustee, the Manager and any successor Principal Paying Agent of an instrument effecting the appointment of that successor Principal Paying Agent, that successor Principal Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Principal Paying Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Principal Paying Agent is appointed.


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      (b)   Any corporation:

            (i)   into which the Principal Paying Agent is merged;

            (ii)  with which the Principal Paying Agent is consolidated;

            (iii) resulting from any merger or consolidation to which the
                  Principal Paying Agent is a party; or

            (iv) to which the Principal Paying Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

            shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Principal Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to the Principal Paying Agent shall be references to that corporation.

17.6  Successor to Calculation Agent

      (a) On the execution by the Trustee, the Manager and any successor Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Calculation Agent is appointed.

      (b)   Any corporation:

            (i)   into which the Calculation Agent is merged;

            (ii)  with which the Calculation Agent is consolidated;

            (iii) resulting from any merger or consolidation to which the
                  Calculation Agent is a party; or

            (iv) to which the Calculation Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

            shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to the Calculation Agent shall be references to that corporation.

17.7  Successor to Note Registrar

      (a) On the execution by the Trustee, the Manager and any successor Note Registrar of an instrument effecting the appointment of that successor Note


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            Registrar, that successor Note Registrar shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Note Registrar in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Registrar is appointed.

      (b)   Any corporation:

            (i)   into which the Note Registrar is merged;

            (ii)  with which the Note Registrar is consolidated;

            (iii) resulting from any merger or consolidation to which the Note
                  Registrar is a party; or

            (iv) to which the Note Registrar sells or otherwise transfers all or substantially all the assets of its corporate trust business,

            shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Registrar under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to the Note Registrar shall be references to that corporation.

17.8  Notice to Class A-1 Noteholders

      The Manager on behalf of the Trustee shall, within 14 days of:

      (a) the termination of the appointment of any Paying Agent, the Note Registrar or the Calculation Agent;

      (b) the appointment of a new Paying Agent, the Note Registrar or Calculation Agent; or

      (c)   the resignation of any Paying Agent or Calculation Agent,

      give to the Class A-1 Noteholders notice of the termination, appointment or resignation in accordance with Condition 12 (in the case of a termination under clause 17.1(b)(i) or 17.2 at the cost of the outgoing Paying Agent or the Calculation Agent, as the case may be).

17.9  Change in Paying Office or Specified Office

      (a) If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be in New York City, California or such other jurisdiction as the Paying Agent, the Manager and the Trustee may agree from time to time), it must give to the Trustee, the Manager, the Note Trustee, the Class A-1 Noteholders (which notice, in the case of the Class A-1 Noteholders, must be given in accordance with Condition 12) and, in the case of a change in the Paying Office of a Paying Agent other than the Principal Paying Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to


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            take effect. No change of Paying Office may occur within the period between 30 days before and 30 days after any due date for payment of any Class A-1 Notes.

      (b) If the Calculation Agent proposes to change its Specified Office (which must be in New York City, California or such other jurisdiction as the Calculation Agent, the Manager and the Trustee may agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the Manager, the Class A-1 Noteholders (which notice, in the case of the Class A-1 Noteholders, must be given in accordance with Condition 12) and the Note Trustee, not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect. No change of specified office may occur within the period between 30 days before and 30 days after any due date for payment of any Class A-1 Notes.

      (c) The Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 17.1 or 17.2 on or prior to the date of that change) give to the Class A-1 Noteholders notice in accordance with the Conditions of that change and of the address of the new Paying Office or Specified Office (as the case may be) but the costs of giving that notice shall be borne by the Paying Agent or the Calculation Agent (as the case may be) which is changing its Paying Office and not by the Trustee or the Manager.

18.   Fees and Expenses

--------------------------------------------------------------------------------

      (a) The Trustee shall pay to the Principal Paying Agent during the period when any of the Class A-1 Notes remain outstanding the administration fee separately agreed by the Principal Paying Agent, the Manager and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Principal Paying Agent is terminated under this agreement, the Principal Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal Paying Agent will not be the Principal Paying Agent.

      (b) The Trustee shall pay to the Calculation Agent during the period when any of the Class A-1 Notes remain outstanding the fee separately agreed by the Calculation Agent, the Manager and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Calculation Agent will not be the Calculation Agent.

      (c) The Trustee shall pay to the Note Registrar during the period when any of the Class A-1 Notes remain outstanding the fee separately agreed by the Note Registrar and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Note Registrar is terminated under this agreement, the Note Registrar must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Note Registrar will not be the Note Registrar.

      (d) Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the Manager shall have any liability in respect of any


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            fees or expenses of the Calculation Agent, Principal Paying Agent, any other Paying Agent or the Note Registrar in connection with this agreement.

      (e) The above fees, payments and expenses shall be paid in Australian dollars and the Trustee shall in addition pay any goods and services tax which may be applicable. The Principal Paying Agent shall arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

19.   Waivers, Remedies Cumulative

--------------------------------------------------------------------------------

      (a) No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

      (b) The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

20.   Severability of Provisions

--------------------------------------------------------------------------------

      Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

21.   Assignments

--------------------------------------------------------------------------------

      No party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of the Class A-1 Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust Deed. A party who assigns or transfers any of its rights or obligations under this agreement must promptly notify each Designated Rating Agency of that assignment.

22.   Notices

--------------------------------------------------------------------------------

22.1  General

      All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

      (a)   must be in writing;

      (b)   must be signed by an Authorised Signatory of the sender; and

      (c)   will be taken to be duly given or made:


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            (i)   (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause 22.2 or to any other address notified by the recipient to the sender under this clause 22;

            (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 22.2 or any other number notified by the recipient to the sender under this clause 22; and

            (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 22.2 or any other number notified by the recipient to the sender under this clause 22,

            but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5:00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

      Any party may by notice to each party change its address, facsimile, telex or telephone number under this clause 22.1.

22.2  Details

      The address, telephone and facsimile of each party at the date of this agreement are as follows:

      The Trustee

      PERPETUAL TRUSTEES CONSOLIDATED LIMITED
      Level 7, 9 Castlereagh Street
      Sydney, New South Wales 2000
      Tel:       612 9229 9000
      Fax:       612 9221 7870
      Attention: Manager Securitisation

      The Manager

      CRUSADE MANAGEMENT LIMITED
      4-16 Montgomery Street
      Kogarah, New South Wales 2217
      Tel:       612 9320 5605
      Fax:       612 9320 5586
      Attention: Executive Manager, Securitisation

      The Principal Paying Agent

      DEUTSCHE BANK TRUST COMPANY AMERICAS
      1761 East St. Andrew Place
      Santa Ana, California 92705-4934


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      Tel:        714 247 6000
      Fax:        714 247 6478
      Attention:  Trust Administration ST0401

      The Calculation Agent

      DEUTSCHE BANK TRUST COMPANY AMERICAS
      1761 East St. Andrew Place
      Santa Ana, California 92705-4934
      Tel:              714 247 6000
      Fax:              714 247 6478
      Attention:        Trust Administration ST0401

      The Note Trustee

      DEUTSCHE BANK TRUST COMPANY AMERICAS
      1761 East St. Andrew Place
      Santa Ana, California 92705-4934
      Tel:              714 247 6000
      Fax:              714 247 6478
      Attention:        Trust Administration ST0401

      The Note Registrar

      DEUTSCHE BANK TRUST COMPANY AMERICAS
      1761 East St. Andrew Place
      Santa Ana, California 92705-4934
      Tel:              714 247 6000
      Fax:              714 247 6478
      Attention:        Trust Administration ST0401

      And solely for purposes of transfer, the Note Registrar shall act through the offices of its agent, DTC Transfer Agent Services, at 55 Water Street, Jeanette Park Entrance, New York, New York 10041.

22.3  Communication through Principal Paying Agent

      All communications relating to this agreement between the Trustee or the Manager, Note Registrar and the Calculation Agent and any of the Paying Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal Paying Agent.

23.   Limited Recourse

--------------------------------------------------------------------------------

23.1  General

      Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this agreement.


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23.2  Liability of Trustee limited to its right to indemnity

      (a) The Trustee enters into this agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (c) below, a liability arising under or in connection with this agreement or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

      (b) Subject to paragraph (c) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

      (c) The provisions of this clause 23.2 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

      (d) It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph
            (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

      (e) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Class A-1 Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph
            (c) above.

      (f) In this clause, Relevant Parties means each of the Manager, the Servicer, the Custodian, the Calculation Agent, each Paying Agent, the Note Trustee, the Note Registrar and the provider of any Support Facility.

      (g) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.


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23.3  Unrestricted remedies

      Nothing in clause 23.2 limits a Paying Agent or the Calculation Agent in:

      (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

      (b)   obtaining declaratory relief; or

      (c)   in relation to its rights under the Security Trust Deed.

23.4  Restricted remedies

      Except as provided in clauses 23.3 and 23.2(c) neither any Paying Agent nor the Calculation Agent shall:

      (a) (judgment) obtain a judgment for the payment of money or damages by the Trustee;

      (b) (statutory demand) issue any demand under section 459E(1) of the Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee; (c) (winding up) apply for the winding up or dissolution of the Trustee;

      (d) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

      (e) (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

      (f) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

      (g) (administrator) appoint, or agree to the appointment, of any administrator to the Trustee,

      or take proceedings for any of the above and each Paying Agent and the Calculation Agent waives its rights to make those applications and take those proceedings.

24.   Counterparts

--------------------------------------------------------------------------------

      This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

25.   Governing Law

--------------------------------------------------------------------------------

      This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

26.   Successor Trustee

--------------------------------------------------------------------------------

      Each Paying Agent shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the Master Trust Deed to become the Trustee under this agreement.


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                                                                         Page 29

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EXECUTED as an agreement.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE

Signed for Perpetual Trustees Consolidated
Limited by its attorney under power
of attorney in the presence of:


----------------------------------------        --------------------------------
Witness Signature                               Attorney Signature


----------------------------------------        --------------------------------
Print Name                                      Print Name

MANAGER

Signed for Crusade Management Limited by its attorney under power of attorney in the presence of:


----------------------------------------        --------------------------------
Witness Signature                               Attorney Signature


----------------------------------------        --------------------------------
Print Name                                      Print Name


--------------------------------------------------------------------------------
                                                                         Page 30

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Agency Agreement                                          Allens Arthur Robinson
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PRINCIPAL PAYING AGENT

Signed by Deutsche Bank Trust Company Americas in the presence of:


-----------------------------        -------------------------------------
Witness Signature                    Signature


-----------------------------        -------------------------------------
Print Name                           Print Name


-----------------------------        -------------------------------------
Witness Signature                    Signature


-----------------------------        -------------------------------------
Print Name                           Print Name

NOTE TRUSTEE

Signed by Deutsche Bank Trust Company
Americas in the presence of:


------------------------------        ------------------------------------
Witness Signature                     Signature


------------------------------        ------------------------------------
Print Name                            Print Name


------------------------------        ------------------------------------
Witness Signature                     Signature


------------------------------        ------------------------------------
Print Name                            Print Name


--------------------------------------------------------------------------------
                                                                         Page 31

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Agency Agreement                                          Allens Arthur Robinson
--------------------------------------------------------------------------------

CALCULATION AGENT

Signed by Deutsche Bank Trust Company
Americas in the presence of:


--------------------------------------     -------------------------------------
Witness Signature                          Signature


--------------------------------------     -------------------------------------
Print Name                                 Print Name


--------------------------------------     -------------------------------------
Witness Signature                          Signature


--------------------------------------     -------------------------------------
Print Name                                 Print Name

NOTE REGISTRAR

Signed by Deutsche Bank Trust Company
Americas in the presence of:


--------------------------------------     -------------------------------------
Witness Signature                          Signature


--------------------------------------     -------------------------------------
Print Name                                 Print Name


--------------------------------------     -------------------------------------
Witness Signature                          Signature


--------------------------------------     -------------------------------------
Print Name                                 Print Name


--------------------------------------------------------------------------------
                                                                         Page 32